Exhibit 10.3

SHAREHOLDER CONSENT

AMERICAN HOUSING INCOME TRUST, INC.

Pursuant to Article VIII of the Articles of Incorporation for American Housing Income Trust, Inc., a Maryland corporation (the “Corporation”), the undersigned manager of American Realty Partners, LLC, an Arizona limited liability company and majority shareholder in the Corporation consents to the following actions:

RESOLVED, approves and ratifies the Board of Directors’ directive to the President and Secretary of the Corporation to file with the State of Maryland’s Department of Assessments and Taxation the Articles of Amendment to Articles of Incorporation specifically amending Article VI to account for the recent adjustment in par value of shares of common stock in the Corporation to $.01 and to ratify the authorization of shares of common stock and preferred stock as 100,000,000 and 10,000,000, respectively.

APPROVED:

American Realty Partners, LLC, an
Arizona limited liability company,

Manager:

Performance Realty Partners, LLC, an
Arizona limited liability company

/s/ Sean Zarinegar______________
By: Sean Zarinegar
Its:  Manager

Dated:  June 23, 2015